 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020 (December 1, 2020)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

800 Turnpike Street Suite 300 North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 794-3366

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2020, Princeton Capital Corporation (the “Company”) completed the disposition of its investment in Lone Star Brewery Development, Inc. (“Lone Star”), a wholly-owned subsidiary of Parkview Capital Credit, Inc. (“Parkview”). The Company received Seven Hundred Eighteen Thousand Six Hundred Fourteen Dollars and Thirty-seven Cents ($718,614.37) from the trustee that was appointed by the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”). The Company’s investment in Lone Star consisted of a Second Lien Loan in the original principal amount of Eight Million Dollars ($8,000,000.00).

As previously disclosed in the Company’s quarterly and annual reports filed during 2020, on January 6, 2020, Lone Star filed for bankruptcy protection in the Bankruptcy Court under Chapter 11 of the United States Bankruptcy Code. Lone Star’s sole asset was a 32-acre parcel of land located at the site of the former Lone Star Brewery in San Antonio, Texas. On May 1, 2020 and as part of the plan before the Bankruptcy Court, Lone Star sold the underlying property for $14,450,000 in a court ordered sale forced by foreclosure of the first lien holder. On May 15, 2020 the Company filed a motion to convert the Lone Star bankruptcy to a case under Chapter 7 of the United States Bankruptcy Code, which motion was unopposed and granted on May 28, 2020. On October 20, 2020, the Company filed a motion on behalf of Lone Star in the Bankruptcy Court in order to distribute the remaining funds held in Lone Star’s estate to the Company as its only remaining secured creditor. On November 9, 2020, the court approved the distribution.

In the Company’s Form 10-Q that was filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2020, the Company reported that it would file a Form 8-K with the SEC after it had completed the disposition of its investment in Lone Star and the final sales proceeds were known. The Company does not expect the disposition of the Company’s investment in Lone Star to materially impact the Company’s net asset value per share, as the Company’s Valuation Committee of the Board of Directors has been discounting the fair value of its investment in Lone Star over the course of 2020 in response to developments in the bankruptcy proceedings.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   December 3, 2020

PRINCETON CAPITAL CORPORATION
By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer

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